UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 17, 2004

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

         1-6627                                           25-0927646
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(Commission File Number)                       (IRS Employer Identification No.)

            100 Airside Drive
       Moon Township, Pennsylvania                                       15108
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                       Section 2 - Financial Information

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 21, 2004, Michael Baker Corporation (the "Company") announced that the Company had entered into a $60 million revolving credit facility dated September 17, 2004, with a bank group led by Citizens Bank of Pennsylvania, and joined by PNC Bank, N.A. and Fifth Third Bank. The new agreement increases the Company's credit capacity by $20 million. The credit facility will be used by the Company for working capital and capital expenditure needs, for acquisitions, and for other general corporate purposes. The credit facility includes a $15 million sub-facility for the issuance of letters of credit. The credit facility has a four-year term ending September 17, 2008.

Interest on the revolving credit loans will, at the option of the Company, be based on prime or LIBOR rates.

The agreement contains usual and customary negative covenants for transactions of this type, as well as financial covenants regarding minimum owners equity, leverage ratio, interest and rent coverage ratio and current ratio. The agreement also contains usual and customary provisions regarding acceleration. In the event of certain defaults by the Company under the credit facility, the lenders will have no further obligation to extend credit and, in some cases, any amounts owed by the Company under the credit facility will automatically become immediately due and payable.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.       Description
-----------       -----------

99.1              Press release dated September 21, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MICHAEL BAKER CORPORATION

                                             By: /s/ William P. Mooney
                                                 ---------------------------
                                                 Executive Vice President
                                                 and Chief Financial Officer

Date: September 23, 2004

                                  EXHIBIT INDEX

Number      Description                                         Method of Filing
------      -----------                                         ----------------

99.1        Press release dated September 21, 2004              Filed herewith